Muzinich Low Duration Fund

Supplement dated August 31, 2017
to the
Summary Prospectus dated April 30, 2017

The following table replaces the table under the heading "Management" on page 5 of the Summary Prospectus:

Investment Advisor	Portfolio Manager
Muzinich & Co., Inc.	Clinton J. Comeaux, MBA, Portfolio Manager, Managed the Fund since August 2017.
Anthony DeMeo, Portfolio Manager, Managed the Fund since inception (2016).
Tatjana Greil Castro, Portfolio Manager, Managed the Fund since inception (2016).
Bryan Petermann, MBA, Portfolio Manager, Managed the Fund since August 2017.
Thomas Samson, Portfolio Manager, Managed the Fund since inception (2016).

Please retain this Supplement with the Summary Prospectus.

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